                            ASSIGNMENT OF COPYRIGHTS

                  This Assignment of Copyrights (the "Assignment of Copyrights"), made and entered into as of the 26th day of December, 2000, is by and among Curative Health Services, Inc., a Minnesota corporation, CHS Services, Inc. (Curative Health Services, Inc. and CHS Services, Inc., together, the "Assignor"), and Cytomedix, Inc., a Delaware corporation ("Assignee").

                                    RECITALS

                  Assignor and Assignee are parties to that certain Amended and Restated Asset Purchase Agreement effective as of October 12, 2000 (the "Asset Purchase Agreement"), pursuant to which Assignor has agreed to sell to Assignee and Assignee has agreed to buy certain assets from Assignor, including without limitation the Copyrights (as defined in the Asset Purchase Agreement). This Assignment of Copyrights is contemplated by Section 2.7(a)(vi) of the Asset Purchase Agreement.

                  In accordance therewith, Assignor desires to transfer and assign to Assignee, and Assignee desires to accept the transfer and assignment of, all of Assignor's worldwide right, title and interest in, to and under the Copyrights, including, without limitation, the unregistered copyrights in both published and unpublished works directed primarily to the Procuren Operations (as defined in the Asset Purchase Agreement) listed on Schedule A attached hereto and incorporated herein by reference.

                  NOW, THEREFORE, Assignor, for and in exchange for the payment of the purchase price set forth in the Asset Purchase Agreement, the receipt of which is hereby acknowledged, does hereby transfer and assign to Assignee, and Assignee hereby accepts the transfer and assignment of, all of Assignor's worldwide right, title and interest in, to and under the Copyrights, all rights to sue for infringement of any Copyright, whether arising prior to or subsequent to the date of this Assignment of Copyrights, and any and all renewals and extensions thereof that may hereafter be secured under the laws now or hereafter in effect in the United States and in any other jurisdictions, the same to be held and enjoyed by the said Assignee, its successors and assigns from and after the date hereof as fully and entirely as the same would have been held and enjoyed by the said Assignor had this Assignment of Copyrights not been made.

                  [remainder of page intentionally left blank]





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



   [Curative Health Services, Inc. signature page of Assignment of Copyrights]


                  IN WITNESS WHEREOF, Assignor has executed this Assignment of Copyrights as of the date first above written.

                               ASSIGNOR:
                               CURATIVE HEALTH SERVICES, INC.


                               By:   /s/ William C. Tella
                                    --------------------------------------------
                               Name: William C. Tella
                                    --------------------------------------------
                               Its:  Senior Vice President, Business Development
                                    --------------------------------------------



STATE OF  NEW YORK         )

COUNTY OF NEW YORK         )

                  On the 8th day of December in the year 2000 before me personally came William C. Tella to me known, who being by me duly sworn, did depose and say that he resides at 19 Mitchell Road, Fort Washington, NY 11050; that he is the Senior Vice President of Curative Health Services, Inc., a Minnesota corporation, the corporation described in and which executed the above instrument; and that he had the authority to sign his name thereto on behalf of said corporation.


                                          /s/ Kathleen T. Casey
                                          -----------------------------------
                                          Notary Public
                                          [Stamp]


My Commission Expires:



January 27, 2002
-----------------------------







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



         [CHS Services, Inc. signature page of Assignment of Copyrights]


                  IN WITNESS WHEREOF, Assignor has executed this Assignment of Copyrights as of the date first above written.

                                              ASSIGNOR:
                                              CHS SERVICES, INC.


                                              By:    /s/ illegible
                                                   -----------------------------
                                              Name:  John C. Prior
                                                   -----------------------------
                                              Its:   Vice President of Finance
                                                   -----------------------------



STATE OF  NEW YORK         )

COUNTY OF NEW YORK         )

                  On the 11th day of December in the year 2000 before me personally came John C. Prior to me known, who being by me duly sworn, did depose and say that he resides at 518 Avalon Court, Melville, NY 11747; that he is the Executive Vice President of CHS Services, Inc., a Delaware corporation, the corporation described in and which executed the above instrument; and that he had the authority to sign his name thereto on behalf of said corporation.


                                              /s/ illegible
                                              --------------------------------
                                              Notary Public
                                              [Stamp]


My Commission Expires:




August 22, 2001
--------------------------




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



                                   SCHEDULE A

                                   COPYRIGHTS

                                    [omitted]




This schedule has been omitted from this report in accordance with Item 601 of Regulation S-K. The Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission a copy of this schedule upon request.




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